                                                                   EXHIBIT 10.37


                                U.S.$200,000,000

                             GIANT INDUSTRIES, INC.

                     11% Senior Subordinated Notes due 2012

                               PURCHASE AGREEMENT

                                                                     May 9, 2002


BANC OF AMERICA SECURITIES LLC
BNP PARIBAS SECURITIES CORP.
FLEET SECURITIES, INC.
     As Purchasers
c/o BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, New York 10019

Ladies and Gentlemen:

         Giant Industries, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several Purchasers named in Schedule A (the "Purchasers"), acting severally and not jointly, the respective amounts set forth in such Schedule A of U.S.$200,000,000 aggregate principal amount of the Company's 11% Senior Subordinated Notes due 2012 (the "Notes"). Banc of America Securities LLC, BNP Paribas Securities Corp. and Fleet Securities, Inc. have agreed to act as the several Purchasers in connection with the offering and sale of the Notes.

         The Notes are to be issued pursuant to an Indenture, to be dated as of May 14, 2002 (the "Indenture"), among the Company, the Subsidiary Guarantors (as defined below), and The Bank of New York, as indenture trustee (the "Trustee"). Notes issued in book-entry form will be issued in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC") pursuant to a letter of representations, to be dated as of the Delivery Date (as defined in Section 3) (the "DTC Letter of Representations"), among the Company, the Subsidiary Guarantors party thereto, the Trustee and DTC.

         Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the Registration Rights Agreement to be dated as of May 14, 2002 (the "Registration Rights Agreement") among the Company, the Subsidiary Guarantors and the Purchasers. Pursuant to the Registration Rights Agreement, the Company and the Subsidiary Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the United States Securities Act of 1933, as amended (the

"Securities Act", which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), relating to the senior subordinated notes of the Company (the "Exchange Notes") identical in all material respects to the Notes (except that the Exchange Notes will not contain terms with respect to transfer restrictions) to be offered in exchange for the Notes (the "Exchange Offer") and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act.

         The payment of principal of, premium and Liquidated Damages (as defined in the Registration Rights Agreement), if any, and interest on the Notes and the Exchange Notes will be fully and unconditionally guaranteed on a senior subordinated basis, jointly and severally, by all the Subsidiary Guarantors as defined in the Offering Memorandum (as defined below) (collectively, the "Subsidiary Guarantors", and together with the Company, the "Sellers"), pursuant to their guarantees (the "Guarantees"). Each of the Subsidiary Guarantors as of the date of this Agreement is listed in Schedule B. The Notes and the Guarantees thereof are herein collectively referred to as the "Securities"; and the Exchange Notes and the Guarantees thereof are herein collectively referred to as the "Exchange Securities".

         As described in the Offering Memorandum, the proceeds from the offering of the Securities, together with cash in hand and borrowings under (i) a new three-year $100 million senior secured revolving credit agreement (the "New Revolving Credit Facility Agreement") and (ii) a new three-year $40 million senior secured mortgage loan agreement (the "New Mortgage Loan Agreement"), will be used to (a) fund the acquisition (the "Yorktown Acquisition") of a refinery located in Yorktown, Virginia (the "Yorktown Refinery"), and the associated inventory, pursuant to the Asset Purchase Agreement, dated as of February 8, 2002 (the "Yorktown Asset Purchase Agreement"), between the Company, on the one hand, and BP Corporation North America Inc. and BP Products North America Inc. (collectively, "BP"), on the other hand, (b) redeem all $100 million aggregate principal amount of the Company's 9-3/4% senior subordinated notes due 2003 (the "9-3/4% Notes") in accordance with the terms and conditions under the Indenture, dated as of November 29, 1993 (as amended and supplemented, the "1993 Indenture"), among the Company, the guarantors party thereto and The Bank of New York, as trustee, and (c) pay related transaction fees and expenses. The New Revolving Credit Facility Agreement, the New Mortgage Loan Agreement, the Yorktown Acquisition and the redemption of the 9-3/4% Notes are herein collectively referred to as the "Related Transactions".

         It is understood that (a) the Purchasers will offer and resell some or all of the Securities in the United States to "qualified institutional buyers" in reliance on Rule 144A under the Securities Act and (b) the Purchasers or affiliates thereof may resell a portion of the Securities outside the United States to certain persons in reliance on Regulation S under the Securities Act. Such "qualified institutional buyers" and persons who purchase the Securities in reliance on Regulation S are herein collectively referred to as the "Subsequent Purchasers".

         This is to confirm the agreement among the Company, the Subsidiary Guarantors and the Purchasers concerning the issue and purchase of the Securities.

                  1. Representations and Warranties. The Company and each Subsidiary Guarantor jointly and severally represent, warrant and agree that:

                  (a) The Company has prepared a preliminary confidential offering memorandum dated April 26, 2002 and a confidential offering memorandum dated the date hereof relating to the Securities. Copies of such preliminary confidential offering memorandum and such confidential offering memorandum have been delivered by the Company to the Purchasers. As used in this Agreement, "Offering Memorandum" means such preliminary confidential offering memorandum and such confidential offering memorandum, as amended or supplemented, including all information incorporated by reference therein. The preliminary confidential offering memorandum, as of its date, and the Offering Memorandum does not, as of the date hereof, and will not, as of the date of any amendment or supplement thereto or as of the Delivery Date, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Sellers make no representation or warranty as to information contained in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Sellers by or on behalf of any Purchaser expressly for inclusion therein and identified in Section 6(b) hereof. The Company has not distributed and will not distribute, prior to the later of the Delivery Date and the completion of the Purchasers' distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Offering Memorandum.

                  (b) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and as described in the Offering Memorandum and to enter into and perform its obligations under each of this Agreement, the Registration Rights Agreement, the DTC Letter of Representations, the Securities, the Exchange Securities, the Indenture, the Yorktown Asset Purchase Agreement, the New Revolving Credit Facility Agreement and the New Mortgage Loan Agreement and to redeem the 9-3/4% Notes in accordance with the terms and conditions of the 1993 Indenture. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole. As used herein, "Material Adverse Effect," with respect to any person (which, for purposes of this Agreement, includes the Yorktown Refinery), means a material adverse effect on the assets, liabilities, results of operations, condition (financial or otherwise), earnings, business affairs or prospects, whether or not arising from transactions in the ordinary course of business, of such person and its subsidiaries, taken as a whole.

                  (c) The Subsidiary Guarantors are the only direct or indirect subsidiaries, whether wholly or partially owned, of the Company. Each of the Subsidiary Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and as described in the Offering Memorandum and to enter into and perform its obligations under each of this Agreement, the Registration Rights Agreement, the Securities, the Exchange Securities, the Indenture, the New Revolving Credit Facility Agreement and the New Mortgage Loan Agreement. Each of the Subsidiary Guarantors is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a Material Adverse Effect on the Company. All the issued and outstanding capital stock of each such Subsidiary Guarantor has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company or another Subsidiary Guarantor, free and clear of any security interest, mortgage, pledge, lien, charge or other encumbrance (each, a "Lien").

                  (d) The execution, delivery and performance by the Sellers of this Agreement, the Registration Rights Agreement, the DTC Letter of Representations and the Indenture, and the issuance and delivery of the Securities and the Exchange Securities and the consummation of the transactions contemplated herein and therein and in the Offering Memorandum have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or a default (or, with the giving of notice or lapse of time, would be a default) ("Default") or a Debt Repayment Triggering Event (as defined below) under, or the loss of any material benefit under, or the termination of, or result in the creation or imposition of any Lien upon any property or assets of any Seller pursuant to any contract, indenture, mortgage, loan agreement, note, lease, license or other instrument to which any Seller is a party or by which any of them may be bound (including, without limitation, the 1993 Indenture and the Indenture, dated as of August 26, 1997, for the Company's $150,000,000 of 9% Senior Subordinated Notes due 2007, as amended and supplemented) or to which any of the property or assets of any of them is subject (each, a "Contract"), except for such conflicts, breaches, Defaults, losses or Liens as would not, singly or in the aggregate, have a Material Adverse Effect on the Company, nor will such action result in any violation of the provisions of the charter or bylaws of any Seller or, subject to compliance by the Purchasers with Section 11, any applicable law, administrative regulation or administrative or court order or decree applicable to any Seller. Except such as have been obtained by the Sellers and are in full force and effect and such as may be required under applicable state securities or blue sky laws and except such as may be required by federal and state securities laws (including the Trust Indenture Act) with respect to the Sellers' obligations under the Registration Rights Agreement, no consent, approval, authorization or order of, or notice to or filing with, any United States federal or state governmental or regulatory agency or body or any court of the United States or of any state thereof is required for each Seller's execution, delivery and performance of this Agreement, the Registration Rights Agreement, the DTC Letter of Representations or the Indenture, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated herein and therein and in the Offering Memorandum. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any Seller.

                  (e) This Agreement has been duly authorized, executed and delivered by each Seller. The Indenture has been duly authorized by each Seller and, at the Delivery Date, will have been duly executed and delivered by each Seller and, assuming due execution and delivery by the Trustee, will constitute a valid and legally binding agreement of each Seller, enforceable against each Seller in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors" rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Each of the Registration Rights Agreement and the DTC Letter of Representations has been duly authorized by each Seller and, at the Delivery Date, will have been duly executed and delivered by each Seller and will constitute a valid and legally binding agreement of each Seller, enforceable against each Seller in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors" rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law.

                  (f) The Notes are in the form contemplated by the Indenture, have been duly authorized for issuance and sale as contemplated by this Agreement, the Indenture and the Offering Memorandum and, on the Delivery Date, will have been duly executed by the Company and, when issued and authenticated in accordance with the terms of the Indenture, and delivered in the manner provided for in this Agreement against payment of the consideration therefor specified in the Offering Memorandum, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the

         Indenture, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (g) The Guarantees of the Notes and the Exchange Notes are in the respective forms contemplated by the Indenture, have been duly authorized for issuance as contemplated by this Agreement, the Indenture and the Offering Memorandum and, on the Delivery Date, will have been duly executed by each of the Subsidiary Guarantors and, when the Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor, will constitute valid and legally binding obligations of the Subsidiary Guarantors, enforceable against each of the Subsidiary Guarantors in accordance with their terms, and will be entitled to the benefits of the Indenture, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (h) No Seller is in violation of its charter or bylaws and no Seller is in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any Contract or any applicable law, administrative regulation or administrative or court order or decree, except for such defaults as would not, singly or in the aggregate, have a Material Adverse Effect on the Company.

                  (i) The Sellers possess such certificates, authorizations or permits issued by the appropriate regulatory or other governmental agencies or bodies as are necessary to conduct the business as now conducted by the Sellers and as described in the Offering Memorandum, each such certificate, authorization and permit being in full force and effect and each Seller is in compliance with the terms of each such certificate, authorization and permit, except where the failure to possess or comply with any such certificate, authorization or permit would not, singly or in the aggregate, have a Material Adverse Effect on the Company; and neither the Company nor any Subsidiary Guarantor has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect on the Company. The Company will, upon completion of the Yorktown Acquisition, possess such certificates, authorizations or permits issued by the appropriate regulatory or other governmental agencies or bodies as are necessary to conduct the business of the Yorktown Refinery as described in the Offering Memorandum, except where the failure to possess or comply with any such certificate, authorization or permit would not, singly or in the aggregate, have a Material Adverse Effect on the Yorktown Refinery.

                  (j) Deloitte & Touche LLP, the accountants who have audited and reported upon the financial statements of the Company and its subsidiaries and the related notes thereto, together with the supporting schedules, included in the Offering Memorandum, are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the United States Securities Exchange Act of 1934, as amended (the "Exchange Act", which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

                  (k) To the best of the Sellers' knowledge, Ernst & Young, LLP, the accountants who have audited and reported upon the financial statements of the business of the Yorktown Refinery and the related notes thereto included in the Offering Memorandum, are independent public accountants with respect to the Yorktown Refinery within the meaning of the Securities Act and the Exchange Act.

                  (l) The financial statements of the Company and its consolidated subsidiaries and the related notes thereto included in the Offering Memorandum present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statements of the business of the Yorktown Refinery and the related notes thereto included in the Offering Memorandum present fairly the financial position of the business of the Yorktown Refinery as of the dates indicated and the results of its operations for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The historical financial data set forth in the Offering Memorandum under the captions "Offering Memorandum Summary - Summary Historical and Unaudited Pro Forma Financial and Other Data" and "Selected Historical and Unaudited Pro Forma Financial and Other Data" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum. The pro forma financial statements of the Company and its subsidiaries and the related notes thereto included under the caption "Offering Memorandum Summary - Summary Historical and Unaudited Pro Forma Financial and Other Data", "Pro Forma Financial Statements" and elsewhere in the Offering Memorandum present fairly the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (m) Since the respective dates as of which information is given in the Offering Memorandum, and except as otherwise stated therein, (i) there has been no material adverse change in the assets, liabilities, results of operations, condition (financial or otherwise), earnings, business affairs or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, taken as a whole, and no material adverse change in the assets, liabilities, results of operations, condition (financial or otherwise), earnings, business affairs or prospects, whether or not arising from transactions in the ordinary course of business, of the Yorktown Refinery (any such change is called a "Material Adverse Change"), (ii) there has been no transaction entered into or material liability or obligation, direct, indirect or contingent, incurred by the Company or any subsidiary that is material to the Company and its subsidiaries, taken as a whole, and (iii) there has been no dividend declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of its capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

                  (n) No registration of the Securities under the Securities Act and no qualification of an indenture under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), is required in connection with the offer, sale and delivery of the Securities to each Purchaser and to each Subsequent Purchaser in the manner contemplated by the Offering Memorandum and this Agreement (other than pursuant to the terms of the Registration Rights Agreement).

                  (o) No strike, work stoppage or other similar labor dispute with the employees of any Seller or at the Yorktown Refinery, or with the employees of any principal supplier of any Seller or the Yorktown Refinery, exists or, to the knowledge of any Seller, is threatened, which would have a Material Adverse Effect on the Company or the Yorktown Refinery, as the case may be.

                  (p) There is no action, suit or proceeding before or by any court or governmental agency or body now pending or, to the knowledge of any Seller, threatened against or affecting any Seller which is not disclosed in the Offering Memorandum, and which, if adversely determined, would result in a Material Adverse Effect on the Company, or would prevent or hinder the consummation of all the transactions contemplated by this Agreement.

                  (q) Except as otherwise disclosed in the Offering Memorandum or as would not, singly or in the aggregate, result in a Material Adverse Effect on the Company or the Yorktown Refinery, as the case may be, (i) none of the Sellers or the Yorktown Refinery is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of any Seller or the Yorktown Refinery under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has any Seller received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that such Seller or the Yorktown Refinery is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, nor investigation with respect to which any Seller has received written notice or involving the Yorktown Refinery, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by such Seller or at the Yorktown Refinery, now or in the past (collectively, "Environmental Claims"), pending, or, to the best of such Seller's knowledge, threatened or contemplated against such Seller or any person or entity whose liability for any Environmental Claim such Seller has retained or assumed either contractually or by operation of law; and (iii) to the best of each Seller's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against such Seller or against any person or entity whose liability for any Environmental Claim such Seller has retained or assumed either contractually or by operation of law.

                  (r) In the ordinary course of their business, the Sellers conduct a periodic review of the effect of Environmental Laws on their business, operations and properties, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of their established reserves, the Sellers have reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, result in a Material Adverse Effect on the Company, except as otherwise disclosed in the Offering Memorandum.

                  (s) All necessary federal, state and foreign income and franchise tax returns required to be filed by any Seller have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(l) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of any Seller has not been finally determined.

                  (t) At December 31, 2001, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Securities pursuant hereto and the Related Transactions, the Company would have an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption "Capitalization". All the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

                  (u) The Notes, the Exchange Notes, the Guarantees of the Notes and the Exchange Notes and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

                  (v) No holder of any security of the Company has the right to have any security owned by such holder registered under the Securities Act by reason of the issue or sale of the Securities.

                  (w) Neither the Company nor any of its affiliates nor any person acting on their behalf has, within the six months prior to the date of this Agreement, offered or sold (regardless of whether such offers or sales constitute a distribution within the meaning of Regulation M under the Exchange Act) any Securities, any securities of the same class and/or series as the Securities, or any immediately convertible into or exchangeable for the Securities, nor will any such offers or sales be made without the prior written consent of the Purchasers at any time prior to the date that is 90 days after the completion of the offering of the Securities contemplated hereby. The Company has not taken and will not take, directly or indirectly, any action prohibited by Regulation M. The Company has not entered into any contractual arrangement which provides for the distribution of the Securities other than this Agreement.

                  (x) Neither the Company nor any of its affiliates nor any persons authorized to act on behalf of the Company or any such affiliates (other than the Purchasers or any person acting on their behalf as to whom the Sellers do not warrant or covenant) have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities and the Company, each such affiliate and each person authorized by the Company to act on behalf of any of them has complied and will comply with any applicable offering restrictions requirement of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902.

                  (y) Neither the Company nor any of its affiliates nor any person authorized by the Company to act on behalf of the Company or any such affiliates (other than the Purchasers or any person acting on their behalf as to whom the Sellers do not warrant or covenant) has offered or sold, or will offer or sell, the Securities by means of any form of general solicitation or general advertising (within the meaning of Rule 502(c) of Regulation D under the Securities Act), including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (z) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. "automated inter-dealer quotation system" (as such term is used in Rule 144A(d)(3)).

                  (aa) The Company is not and will not after receipt of payment for the Securities be (i) an "investment company" or a company "controlled" by an investment company within the meaning of the United States Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the United States Public Utility Holding Company Act of 1935, as amended, or (iii) subject to regulation under the United States Federal Power Act or any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

                  (bb) The Company is not actively considering any plan or transaction that, if consummated, would result in any mandatory requirement to redeem, or make an offer to purchase, the Securities pursuant to the terms thereof.

                  (cc) The Company is a reporting issuer (within the meaning of Regulation S under the Securities Act).

                  (dd) The Sellers own or possess sufficient trademarks, trade names, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect on the Company. None of the Sellers has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect on the Company.

                  (ee) Each Seller has good and marketable title to all the properties and assets reflected as owned in the financial statements of the Company and its consolidated subsidiaries referred to in Section 1(l) above (or elsewhere in the Offering Memorandum) and the Company or a subsidiary of the Company will, upon completion of the Yorktown Acquisition, obtain good and marketable title to all the properties and assets reflected as part of the business of the Yorktown Refinery in the financial statements of the business of the Yorktown Refinery referred to in Section 1(l) above (or elsewhere in the Offering Memorandum), in each case free and clear of any Liens, except for the Liens under the New Revolving Credit Facility Agreement and the New Mortgage Loan Agreement and such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by such Seller. The real property, improvements, equipment and personal property held under lease by any Seller are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by such Seller.

                  (ff) Except as disclosed in the Offering Memorandum, each of the Sellers and the Yorktown Refinery is insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for its business including, but not limited to, policies covering real and personal property owned or leased by such Seller and the Yorktown Refinery against theft, damage, destruction, acts of vandalism and earthquakes. Except as disclosed in the Offering Memorandum, none of the Sellers has any reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect on the Company or the Yorktown Refinery, as the case may be. None of the Sellers has been denied any insurance coverage which it has sought or for which it has applied.

                  (gg) Each of the Sellers is, and immediately after the Delivery Date (after giving effect to the sale of the Securities and the application of the proceeds therefrom and the Related Transactions) will be, Solvent. As used herein, the term "Solvent" means, with respect to any Seller on a particular date, that on such date the fair market value of the assets of such Seller is greater than the total amount of liabilities (including contingent liabilities) of such Seller, (ii) the present fair salable value of the assets of such Seller is greater than the amount that will be required to pay the probable liabilities of such Seller on its debts as they become absolute and matured, (iii) such Seller is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such Seller does not have unreasonably small capital.

                  (hh) The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (ii) The Sellers and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained (or, to the best of the Sellers' knowledge, required to be established or maintained in connection with the Yorktown Acquisition) by any Seller or their "ERISA Affiliates" (as defined below) are and will be in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to any Seller, any member of any group of organizations described in
         Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which such Seller is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained (or, to the best of the Sellers' knowledge, required to be established or maintained in connection with the Yorktown Acquisition) by any Seller or any of their ERISA Affiliates. No "employee benefit plan" established or maintained (or, to the best of the Sellers' knowledge, required to be established or maintained in connection with the Yorktown Acquisition) by any Seller or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined in Title IV of ERISA), except for the amount of unfunded benefit liabilities, if any, as would not, singly or in the aggregate, have a Material Adverse Effect on the Company. None of the Sellers or any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" (including, to the best of the Sellers' knowledge, any such plan required to be established or maintained in connection with the Yorktown Acquisition) or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained (or, to the best of the Sellers' knowledge, required to be established or maintained in connection with the Yorktown Acquisition) by any Seller or any of their ERISA Affiliates that is intended to be qualified under
         Section 401 of the Code is and will be so qualified and, to the best of the Sellers' knowledge, nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

                  (jj) The Yorktown Asset Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Each of the New Revolving Credit Facility Agreement and the New Mortgage Loan Agreement has been duly authorized by each Seller and, when duly executed and delivered by each Seller, will constitute valid and legally binding obligation of each Seller, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (kk) No event of default exists under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument constituting Senior Indebtedness (as defined in the Indenture).

                  Any certificate signed by an officer of a Seller and delivered to the Purchasers or to counsel for the Purchasers shall be deemed to be a representation and warranty by such Seller to each Purchaser as to the matters set forth therein.

                  2. Purchase and Offering of the Securities. On the basis of the representations and warranties contained in, and upon the terms and subject to conditions of, this Agreement, the Sellers agree to issue and sell to the Purchasers and the Purchasers agree, severally and not jointly, to purchase and pay for the respective principal amounts of Securities set forth opposite the name of the several Purchasers in Schedule A hereto at a purchase price of 94.1971% of the principal amount of the Securities. The sale of the Securities to the Purchasers will be made without registration of the Securities under the Securities Act, in reliance on the exemption therefrom provided by Section 4(2) of the Securities Act.

                  3. Delivery and Payment. Payment of the purchase price for the Securities shall be made by the Purchasers to the Sellers or their order in U.S. dollars in same-day funds by 9:00 A.M., New York City time, on May 14, 2002 or at such later date and time as may be determined by agreement between the Sellers and the Purchasers. This date and time are sometimes referred to as the "Delivery Date". Such payment shall be made against delivery of one or more certificates in global or definitive form for the Securities in such denominations and registered in such names as the Purchasers request upon notice to the Company at least one business day prior to the Delivery Date.

                  4. Covenants. The Company and each Subsidiary Guarantor jointly and severally agree as follows:

                  (a) The Company shall furnish promptly to each of the Purchasers a copy of the Offering Memorandum and each amendment and supplement thereto and shall deliver promptly to the Purchasers such number of copies of the Offering Memorandum and each amendment and supplement thereto as the Purchasers may reasonably request.

                  (b) If at any time prior to the completion, as determined by the Purchasers, of the distribution of the Securities, any event occurs as a result of which the Offering Memorandum would contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, the Company will promptly so notify the Purchasers and will prepare and furnish at its own expense to the Purchasers, subject to Section 4(c), copies of such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not contain any such untrue statement or omit to state any such material fact or be misleading and so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law.

                  (c) Within a reasonable amount of time prior to any proposed publication of any amendment or supplement to the Offering Memorandum, the Company shall furnish a copy thereof to the Purchasers and shall not publish or use any such amendment or supplement to which the Purchasers or their counsel shall reasonably object.

                  (d) The Sellers shall comply with the terms of the Indenture and the Offering Memorandum and shall promptly notify the Purchasers if any of the Sellers discovers that any of its representations contained in this Agreement is not, at any time prior to the completion of the distribution of the Securities, true and correct, or if any of the Sellers has at any such time breached any of its obligations hereunder.

                  (e) If, at any time prior to two years after the Delivery Date when the Company is neither subject to Section 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Sellers shall furnish, as soon as available, to the Purchasers, and, upon request of a holder of the Securities, to such holder and any prospective purchaser designated by such holder, copies of the information required to be delivered to holders and prospective purchasers of any Securities which constitute "restricted securities" under Rule 144 under the Securities Act in order to permit compliance with Rule 144A under the Securities Act.

                  (f) Neither the Company nor any of its affiliates will take, directly or indirectly, any action designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities at any time prior to the Purchasers notifying the Company of the completion of the distribution of the Securities.

                  (g) The Sellers will endeavor to qualify the Securities for offer and sale under (or obtain exemptions from the application of) the securities or Blue Sky laws of such jurisdictions as the Purchasers shall reasonably request and to continue such qualification in effect so long as reasonably required for resale by the Purchasers of the Securities; provided that the Sellers shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject. The Sellers will advise the Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Sellers shall use their best efforts to obtain the withdrawal thereof at the earliest possible moment.

                  (h) So long as any Securities or Exchange Securities are outstanding, the Company will promptly furnish to Banc of America Securities LLC copies of all reports or other communications (financial or other) furnished by the Company or the Trustee to holders of Securities, and copies of filings including financial statements furnished to or filed with the Commission or any national securities exchange by the Company.

                  (i) The Sellers will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated, for purposes of the registration requirements of the Securities Act, with the offerings contemplated hereby.

                  (j) The Sellers shall use their best efforts to assist the Purchasers in arranging to cause the Securities to be eligible for settlement through the facilities of DTC.

                  (k) The Sellers shall, if requested by the Purchasers, use their best efforts to cause the Securities to be eligible for settlement through the facilities of Clearstream, societe anonyme ("Clearstream"), and the Euroclear System ("Euroclear").

                  (l) The Sellers shall apply the net proceeds from the sale of the Securities and the initial borrowings under the New Revolving Credit Facility Agreement and the New Mortgage Loan Agreement substantially in the manner described under the caption "Use of Proceeds" in the Offering Memorandum.

                  (m) Each certificate for a Security will bear the legend contained in "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

                  (n) During the period of 180 days following the date of the Offering Memorandum, the Company will not, without the prior written consent of Banc of America Securities LLC (which consent may be withheld at the sole discretion of Banc of America Securities LLC), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company similar to the Securities or securities exchangeable for or convertible into debt securities of the Company similar to the securities (other than as contemplated by this Agreement and to register the Exchange Securities).

                  5. Payment of Expenses. The Sellers jointly and severally agree to pay all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Purchasers,
(iii) all fees and expenses of the Sellers' respective counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture, the DTC Letter of Representations, and the Notes and the Guarantees, (v) all filing fees, attorneys' fees and expenses incurred by the Sellers or the Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the Blue Sky laws and, if requested by the Purchasers, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Purchasers of such qualifications, registrations and exemptions, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Purchasers in connection with the review by the National Association of Securities Dealers, Inc., if any, of the terms of the sale of the

Securities or the Exchange Securities, and (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Sellers in connection with approval of the Securities by DTC for "book-entry" transfer, and the performance by the Sellers of their respective other obligations under this Agreement.

                  If this Agreement is terminated by the Purchasers pursuant to
Section 10(iv) or (v), or if the sale to the Purchasers of the Securities on the Delivery Date is not consummated because of any refusal, inability or failure on the part of any Seller to perform any agreement herein or to comply with any provision hereof, the Sellers jointly and severally agree to reimburse the Purchasers (or such Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges. If this Agreement is terminated by the Purchasers pursuant to Section 10(i), (ii), (iii) or (vi), the Sellers jointly and severally agree to reimburse the Purchasers (or such Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all fees and disbursements of counsel and other advisors and printing expenses that shall have been reasonably incurred by the Purchasers in connection with the proposed purchase and the offering and sale of the Securities. Except as provided in this Section 5, Section 6 and Section 7 hereof, the Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

                  6. Indemnification.

                  (a) The Sellers jointly and severally agree to indemnify and hold harmless each Purchaser, its directors, officers and employees, and each person, if any, who controls any Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of any Seller), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises (i) out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Offering Memorandum, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
(ii) in whole or in part upon any inaccuracy in the representations and warranties of the Sellers contained herein; or (iii) in whole or in part upon any failure of any Seller to perform its obligations hereunder or under law; or
(iv) any act or failure to act or any alleged act or failure to act by any Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) above, provided that the Sellers shall not be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Purchaser through its gross negligence or willful misconduct; and to reimburse each Purchaser and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Banc of America Securities LLC) as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Purchasers expressly for use in any Offering Memorandum. The indemnity agreement set forth in this Section 6(a) shall be in addition to any liabilities that each Seller may otherwise have.

                  (b) Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless each Seller and each of its directors and each person, if any, who controls such Seller within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which such Seller or any such director, or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in any Offering Memorandum, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Offering Memorandum, in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use therein; and to reimburse such Seller or any such director or controlling person for any legal and other expenses reasonably incurred by such Seller or any such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each Seller hereby acknowledges that the only information that the Purchasers have furnished to the Company expressly for use in any Offering Memorandum are the statements set forth as the fourth paragraph on introductory page iii of the Offering Memorandum concerning stabilization by the Purchasers and in the fifth paragraph under the caption "Plan of Distribution" in the Offering Memorandum; and the Purchasers confirm that such statements are correct. The indemnity agreement set forth in this Section 6(b) shall be in addition to any liabilities that each Purchaser may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this
Section 6 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Banc of America Securities LLC in the case of Section 6(b) and Section
7), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

                  (d) The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 6(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                  7. Contribution. (i) If the indemnification provided for in
Section 6 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein in such proportion as is appropriate to reflect the relative benefits received by the Sellers, on the one hand, and the Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sellers, on the one hand, and the Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Sellers, on the one hand, and the Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Sellers, and the total discount received by the Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Sellers, on the one hand, and the Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Sellers, on the one hand, or the Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 6(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 7; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 6(c) for purposes of indemnification.

                  The Sellers and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7.

                  Notwithstanding the provisions of this Section 7, no Purchaser shall be required to contribute any amount in excess of the discount received by such Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 7 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 7, each director, officer and employee of a Purchaser and each person, if any, who controls a Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Purchaser, and each director of a Seller, and each person, if any, who controls a Seller with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Seller.

                  8. Conditions to Obligation of the Purchasers. The obligations of the several Purchasers to purchase the Securities are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Sellers contained herein, to the performance by the Sellers of their respective obligations hereunder to be performed at or prior to the Delivery Date and to each of the following additional conditions:

                  (a) The Purchasers shall not have disclosed to the Company on or prior to the Delivery Date that the Offering Memorandum contains an untrue statement of a fact which, in the reasonable opinion of the Purchasers, is material or omits to state a fact which, in the reasonable opinion of the Purchasers, is material and is necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Company shall not have prepared and distributed any amendment or supplement to the Offering Memorandum either without prior review by, or over the reasonable objection of, the Purchasers; and no change shall have occurred in Rule 144A or Regulation S under the Securities Act which in the reasonable judgment of the Purchasers makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Securities on the terms and in the manner contemplated in the Offering Memorandum.

                  (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Registration Rights Agreement, the DTC Letter of Representations, the Indenture, the Notes, the Exchange Notes, the Guarantees of the Notes and the Exchange Notes, the Offering Memorandum and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all respects to the Purchasers and their counsel, and each Seller shall have furnished to the Purchasers all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (c) Each Seller shall have delivered to the Purchasers a certified copy of the resolutions of the Board of Directors (or any authorized committee thereof, together with the resolutions of the Board of Directors establishing such committee) of each Seller approving the creation and issue of the Notes, the Exchange Notes, the Guarantees of the Notes and the Exchange Notes, respectively, on the terms and conditions of the Indenture and this Agreement and approving the terms hereof and authorizing the execution and delivery of this Agreement, the Registration Rights Agreement, the DTC Letter of Representations, the Indenture, the Notes, the Exchange Notes, the Guarantees of the Notes and the Exchange Notes, and all other documents relevant to the issue of the Securities by such Seller.

                  (d) The Company shall have furnished to the Purchasers the opinion or opinions of Fennemore Craig, P.C., United States counsel to the Company, addressed to the Purchasers and dated the Delivery Date to the effect that:

                           (i) Each of this Agreement, the Indenture and the
                  Registration Rights Agreement has been duly authorized, executed and delivered by each Seller.

                           (ii) The DTC Letter of Representations has been duly
                  authorized, executed and delivered by the Company.

                           (iii) The Notes are in the form contemplated by the
                  Indenture and have been duly authorized by all necessary corporate action on the part of the Company and have been duly executed by the proper officers of the Company.

                           (iv) The Exchange Notes have been duly and validly
                  authorized for issuance by the Company.

                           (v) The Guarantees of the Notes and the Exchange
                  Notes are in the respective forms contemplated by the Indenture and have been duly authorized by all necessary corporate action on the part of each of the Subsidiary Guarantors and the Guarantees of the Notes have been duly executed by the proper officers of each of the Subsidiary Guarantors and duly delivered as contemplated by this Agreement and by the Indenture.

                           (vi) The Securities and the Indenture conform in all
                  material respects to the respective statements relating thereto contained in the Offering Memorandum and the forms of the certificates used to evidence the Securities comply with the requirements of the Securities Act, the Exchange Act and the Trust Indenture Act.

                           (vii) Subject to compliance by the Purchasers with
                  Section 11 hereof, no authorization, consent or approval of, or order by any administrative or governmental authority or agency or, to the best of such counsel's knowledge, any court is required by or on behalf of any Seller's execution, delivery and performance of this Agreement, the Registration Rights Agreement, the DTC Letter of Representations or the Indenture, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated herein and therein and in the Offering Memorandum, except as may have been obtained by the Sellers and are in full force and effect and such as may be required under applicable securities or Blue Sky laws of any state of the United States and except as may be required by federal and state securities laws (including the Trust Indenture Act) with respect to the Sellers' obligations under the Registration Rights Agreement.

                           (viii) The statements in the Offering Memorandum
                  under the captions "Description of Other Debt", "Description of the Notes", "Certain Federal Income Tax Consequences" and "Notice to Investors", insofar as such statements constitute summaries of legal matters, documents or legal proceeding fairly present and summarize, in all material respects, the matters referred to therein.

                           (ix) No registration of the Notes or the Guarantees
                  under the Securities Act and no qualification of an indenture under the Trust Indenture Act is required in connection with the purchase of the Securities by the Purchasers or the initial resale of the Securities by the Purchasers to Subsequent Purchasers in the manner contemplated by this Agreement and the Offering Memorandum.

                           (x) The Company is not and will not as a result of
                  the offer and sale of the Securities be (i) an "investment company" or a company "controlled" by an investment company within the meaning of the United States Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the United States Public Utility Holding Company Act of 1935, as amended, or (iii) subject to regulation under the United States Federal Power Act or any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

                  In addition, such counsel shall state that such counsel has participated in the preparation of the Offering Memorandum, including conferences with officers and other representatives of the Company and its subsidiaries, representatives of the independent public accountants of the Company and its subsidiaries and representatives of the Purchasers, at which conferences the contents of the confidential offering memorandum dated the date hereof and related matters were discussed and, although they are not passing upon the accuracy or completeness of the statements contained in the Offering Memorandum (except as specified in Section 8(d)(vi) and (viii) above), on the basis of the foregoing, nothing has come to the attention of such counsel which gives them reason to believe that such confidential offering memorandum, as of its date and at the Delivery Date (except as to the financial statements and financial data contained therein, as to which such counsel need express no opinion), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of circumstances in which made, not misleading.

                  The aforementioned opinion shall be limited to the federal laws of the United States of America, the laws of the State of Arizona and the general corporate law of the State of Delaware. Such counsel may state that insofar as the aforementioned opinion is indicated to be based on the best of such counsel's knowledge, such opinion is based upon such counsel's actual knowledge which the attorneys in such counsel's firm have obtained in connection with the representation of the Sellers. Such counsel may rely, to the extent they deem proper and specified in such opinion, on opinions (which shall be dated the Delivery Date and shall be satisfactory in form and substance to the Purchasers, shall expressly state that the Purchasers may rely on such opinion as if it were addressed to them and shall be furnished to the Purchasers) of local counsel reasonably satisfactory to the Purchasers with respect to matters of law of jurisdictions other than the federal laws of the United States of America, the laws of the State of Arizona and the general corporate law of the State of Delaware; provided, however, that such counsel shall further state that they believe that they and the Purchasers are justified in relying upon such opinion of other counsel, and as to matters of fact, to the extent they deem proper, on certificates of responsible officers of any Seller and public officials.

                  (e) The Company shall have furnished to the Purchasers the opinion or opinions of McGuireWoods, LLP, special counsel to the Company, addressed to the Purchasers and dated the Delivery Date to the effect that:

                           (i) The Indenture constitutes the legal, valid and
                  binding agreement of each Seller, enforceable against each Seller in accordance with its terms, except to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, fraudulent transfer or other laws relating to creditors' rights generally and (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                           (ii) The Registration Rights Agreement constitutes
                  the legal, valid and binding agreement of each Seller, enforceable against each Seller in accordance with its terms, except to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, fraudulent transfer or other laws relating to creditors' rights generally and (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnification may be limited by applicable law.

                           (iii) The DTC Letter of Representations constitutes
                  the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, fraudulent transfer or other laws relating to creditors' rights generally and (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                           (iv) The Notes are in the form contemplated by the
                  Indenture and, assuming the Notes have been duly authenticated by the Trustee and delivered as contemplated by this Agreement and by the Indenture, and delivered in the manner provided for in this Agreement against payment of the consideration therefor specified in the Offering Memorandum, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and entitled to the benefits of the Indenture, except to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, fraudulent transfer or other laws relating to creditors' rights generally and (B) general principles of equity

                  (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                           (v) The Exchange Notes, when issued and authenticated
                  in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture, except to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, fraudulent transfer or other laws relating to creditors' rights generally and (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                           (vi) The Guarantees of the Notes are in the forms
                  contemplated by the Indenture. The Guarantees of the Notes constitute, and the Guarantees of the Exchange Notes will constitute, valid and legally binding obligations of the Subsidiary Guarantors, enforceable in accordance with their terms, and will be entitled to the benefits of the Indenture, except to the extent that the enforceability thereof may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, fraudulent transfer or other laws relating to creditors' rights generally and (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  The aforementioned opinion shall be limited to the laws of the State of New York.

                  (f) The Company shall have furnished to the Purchasers the opinion or opinions of Kim H. Bullerdick, Esq., General Counsel of the Company, addressed to the Purchasers and dated the Delivery Date to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware; has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Offering Memorandum and to enter into and perform its obligations under each of this Agreement, the Registration Rights Agreement, the DTC Letter of Representations, the Securities, the Exchange Securities, the Indenture, the Yorktown Asset Purchase Agreement, the New Revolving Credit Facility Agreement and the New Mortgage Loan Agreement and to redeem the 9-3/4% Notes in accordance with the terms and conditions of the 1993 Indenture; and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect on the Company.

                           (ii) Each Subsidiary Guarantor has been duly
                  incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation; has the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and as described in the Offering Memorandum and to enter into and perform its obligations under each of this Agreement, the Registration Rights Agreement, the DTC Letter of Representations, the Securities, the Exchange Securities, the Indenture, the New Revolving Credit Facility Agreement and the New Mortgage Loan Agreement to which it is a party; and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect on the Company. All the issued and outstanding capital stock of each Subsidiary Guarantor has been duly authorized and validly issued, is fully paid and nonassessable and is owned, directly or indirectly, by the Company, and, to the knowledge of such counsel, free and clear of any Lien.

                           (iii) The descriptions in the Offering Memorandum of
                  statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information which, to such counsel's knowledge, is required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Offering Memorandum that are not described as required, or of any contracts or documents of a character required to be described in the Offering Memorandum that are not described as required.

                           (iv) To the best of such counsel's knowledge, neither
                  the Company nor any Subsidiary Guarantor is in violation of its charter or bylaws, and to the best of such counsel's knowledge, neither the Company nor any Subsidiary Guarantor is in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any Contract or any applicable law, administrative regulation or administrative or court order or decree, which violation or default would, singly or in the aggregate, have a Material Adverse Effect on the Company.

                           (v) The issuance and delivery of the Notes, the
                  Exchange Notes and the Guarantees of the Notes and the Exchange Notes, the execution and delivery of this Agreement, the Registration Rights Agreement, the DTC Letter of Representations, the Indenture, the Yorktown Asset Purchase Agreement, the New Revolving Credit Facility Agreement and the New Mortgage Loan Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any Lien upon any material property or assets of the Company or any Subsidiary Guarantor pursuant to any material Contract, which conflict, breach, Default, Debt

                  Repayment Triggering Event or Lien would, singly or in the aggregate, have a Material Adverse Effect on the Company.

                           (vi) The issuance and delivery of the Notes, the
                  Exchange Notes and the Guarantees of the Notes and the Exchange Notes, the execution and delivery of this Agreement, the Registration Rights Agreement, the DTC Letter of Representations, the Indenture, the Yorktown Asset Purchase Agreement, the New Revolving Credit Facility Agreement and the New Mortgage Loan Agreement and the consummation of the transactions contemplated herein and therein will not result in a violation of the provisions of the charter or bylaws of the Company or any Subsidiary Guarantor or, to the best of such counsel's knowledge, any material applicable law, administrative regulation, administrative or court order or decree.

                  In addition, such counsel shall state that such counsel has reviewed the sections of the Offering Memorandum under the captions "Risk Factors", "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Environmental and Other", "Business - Legal Proceedings" and "Related Party Transactions", and, on the basis of such review, to the best of such counsel's knowledge, such sections of the Offering Memorandum, as of the date of the Offering Memorandum and at the Delivery Date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which made, not misleading. The aforementioned opinion shall be limited to the federal laws of the United States of America, the laws of the State of Arizona and the corporate law of the State of Delaware. Such counsel may state that insofar as the aforementioned opinion is indicated to be based on the best of such counsel's knowledge, such opinion is based upon such counsel's actual knowledge. Such counsel may rely, to the extent he deems proper and specified in such opinion, on opinions (which shall be dated the Delivery Date and shall be satisfactory in form and substance to the Purchasers, shall expressly state that the Purchasers may rely on such opinion as if it were addressed to them and shall be furnished to the Purchasers) of local counsel satisfactory to the Purchasers with respect to matters of law of jurisdictions other than the federal laws of the United States of America, the laws of the State of New York, the laws of the State of Arizona and the general corporate law of the State of Delaware; provided, however, that such counsel shall further state that he believes that he and the Purchasers are justified in relying upon such opinion of other counsel, and as to matters of fact, to the extent they deem proper, on certificates of responsible officers of any Seller and public officials. Such counsel may rely on certificates of good standing and foreign qualification from appropriate state officials with respect to opinions regarding good standing and foreign qualification.

                  (g) Each Seller shall have furnished to the Purchasers on the Delivery Date a certificate, dated the Delivery Date, of the President or a Vice President and the principal financial or accounting officer of the Company stating that (i) for the period from and after the date of this Agreement and prior to the Delivery Date there has not occurred any Material Adverse Change; (ii) the representations and warranties of the Sellers in Section

         1 are true and correct as of the Delivery Date; (iii) the Sellers have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Delivery Date; (iv) all the agreements and conditions for the closing of the Yorktown Acquisition have been performed or satisfied at or prior to the Delivery Date; and (v) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436 under the Securities Act.

                  (h) The Company shall have furnished to the Purchasers on the Delivery Date a certificate, dated the Delivery Date, of the principal financial or accounting officer of the Company stating that the Total Leverage Ratio and the Senior Leverage Ratio (each as defined in the New Revolving Credit Facility Agreement), based on the pro forma financial statements of the Company giving effect to the offering of the Securities and the Related Transactions prepared in accordance with the requirements of Regulation S-X under the Securities Act and all other accounting rules and regulations of the Commission promulgated thereunder, was not greater than the respective ratios set forth in the New Revolving Credit Facility Agreement.

                  (i) The Company shall have furnished to the Purchasers on the date hereof a letter of Deloitte & Touche LLP, independent public accountants for the Company, addressed to the Purchasers and dated the date hereof, in form and substance reasonably satisfactory to the Purchasers, containing statements and information of the type ordinarily included in accountant's "comfort letters" to initial purchasers, delivered according to Statement of Auditing Standards Nos. 72 and 76 (or any successor bulletins), with respect to the Company's audited financial statements and unaudited pro forma financial statements and certain financial information contained in the Offering Memorandum.

                  (j) The Company shall have furnished to the Purchasers on the Delivery Date, a letter of Deloitte & Touche LLP, independent public accountants for the Company, addressed to the Purchasers and dated the Delivery Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to Section 8(i), except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Delivery Date.

                  (k) The Company shall have furnished to the Purchasers on the date hereof, a letter of Ernst & Young LLP, independent public accountants for the Yorktown Refinery, addressed to the Purchasers and dated the date hereof, in form and substance reasonably satisfactory to the Purchasers, containing statements and information of the type ordinarily included in accountant's "comfort letters" to initial purchasers, delivered according to Statement of Auditing Standards Nos. 72 and 76 (or any successor bulletins), with respect to the audited financial statements related to the Yorktown refinery and certain financial information contained in the Offering Memorandum.

                  (l) The Company shall have furnished to the Purchasers on the Delivery Date, a letter of Ernst & Young LLP, independent public accountants for the Yorktown Refinery, addressed to the Purchasers and dated the Delivery Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to Section 8(k), except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Delivery Date.

                  (m) The Purchasers shall have received the opinion of Shearman & Sterling, their counsel, dated as of the Delivery Date, with respect to such matters as the Purchasers may reasonably request.

                  (n) The Securities shall have been accepted for (i) settlement through the facilities of DTC, and (ii) if applicable, settlement through the facilities of Clearstream and Euroclear.

                  (o) The Sellers shall have furnished to the Purchasers such further certificates and documents, including certificates of officers of the Subsidiary Guarantors, as the Purchasers shall have reasonably requested.

                  (p) The Sellers shall have executed and delivered the Registration Rights Agreement.

                  (q) Each of the New Revolving Credit Facility Agreement and the New Mortgage Loan Agreement shall have been executed and delivered by the Company and each lender thereunder, and shall be in full force and effect and all conditions to the initial borrowings thereunder shall have been satisfied other than the closing of the offering and sale of the Securities and the Yorktown Acquisition.

                  (r) Concurrently with the closing of this offering, the Company shall have given the requisite notices for the redemption of the 9-3/4% Notes in accordance with the terms and conditions of the 1993 Indenture.

                  (s) Concurrently with the closing of this offering, the Related Transactions shall have been consummated on terms and conditions reasonably acceptable to the Purchasers.

                  All opinions (other than the opinion set forth in Section 8(m) above), letters, evidences and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Shearman & Sterling, counsel to the Purchasers.

                  9. Stabilization. The Purchasers may, at their discretion, to the extent permitted by applicable law, make purchases and sales of the Securities for their own accounts in the open market or otherwise for long or short account, on such terms as they deem advisable in connection with the distribution of the Securities, with a view to stabilizing or maintaining the market price of the Securities at a level other than that which might otherwise prevail on the open market. Such transactions, if commenced, may be discontinued at any time. In such circumstances, as between the Sellers, on the one hand, and the Purchasers, on the other hand, the Purchasers shall act as principal, and any loss resulting from stabilization shall be borne, and any profit arising therefrom and any sum received by it shall be beneficially retained, by the Purchasers for their own account.

                  10. Termination. Prior to the Delivery Date, this Agreement may be terminated by the Purchasers by notice given to the Company if at any time after the date of this Agreement (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the NYSE, or trading in securities generally on either the Nasdaq Stock Market or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the National Association of Securities Dealers, Inc.; (ii) a general banking moratorium shall have been declared by any of federal, New York, Washington or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Purchasers is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities; (iv) in the judgment of the Purchasers there shall have occurred any Material Adverse Change; (v) the Company or any of its subsidiaries shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Purchasers may interfere materially with the conduct of the business and operations of the Company and its subsidiaries regardless of whether or not such loss shall have been insured; or
(vi) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services in the United States. Any termination pursuant to this Section 10 shall be without liability on the part of (a) any Seller to any Purchaser, except that the Sellers shall be obligated to reimburse the expenses of the Purchasers pursuant to Section 5 hereof, (b) any Purchaser to any Seller, or (c) any party hereto to any other party except that the provisions of Section 6 and Section 7 shall at all times be effective and shall survive such termination.

                  11. Representations, Warranties and Agreements of the Purchasers. Each Purchaser severally represents, warrants and agrees that:

                  (a) The Purchasers understand that the Securities have not been and will not be registered under the Securities Act, and the Securities have not been and will not be offered or sold by a Purchaser or its affiliates or persons acting on its behalf except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. The Purchasers have offered and sold the Securities and will offer and sell the Securities, (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Delivery Date (the "restricted period"), only in accordance with the provisions of Regulation S or Rule 144A under the Securities Act. Accordingly, no Purchaser, nor their affiliates nor any persons acting on their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and they have complied and will comply with any applicable offering restrictions requirement of Regulation S with respect to the Securities. Each Purchaser will have sent, at or prior to confirmation of sale of Securities pursuant to Regulation S, to each distributor, dealer or person receiving a selling concession, fee or other remuneration in respect of the Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                           "The Securities covered hereby have not been
                  registered under the United States Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, United States persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S."

         Terms used in this paragraph (a) have the meanings given to them by Regulation S.

                  (b) No Purchaser will offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Section 502(c) under the Securities Act; provided, however, that such limitation shall not preclude the placing of any customary tombstone advertisement with respect to the resale of the Securities following the expiration of the restricted period. With respect to resales made in reliance on Rule 144A of any of the Securities, each Purchaser will deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (c) Each Purchaser represents, warrants and agrees that:

                           (i) it has not offered or sold and, prior to the
                  expiry of the period of six months from the issue date of the Securities, will not offer or sell any Securities in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (as amended);

                           (ii) it has only communicated or caused to be
                  communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial

                  Services and Markets Act 2000 (the "FSMA") received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; and

                           (iii) it has complied and will comply with all
                  applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

                  Following the sale of the Securities by the Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Purchasers shall not be liable or responsible to any Seller for any losses, damages or liabilities suffered or incurred by any Seller, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

                  The Sellers acknowledge and agree that the Purchasers may, subject to the provisions of this Section 11, offer Securities to other brokers and dealers for resale by such brokers and dealers.

                  12. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements and other statements of any person set forth in or made pursuant to this Agreement shall survive the delivery of and payment for the Securities and shall remain in full force and effect as made on the Delivery Date regardless of any investigation made by or on behalf of any person referred to in Section 6. The provisions of Section 5,
Section 6 and Section 7 shall survive the termination or cancellation of this Agreement.

                  13. Notices. Any notice or notification in any form to be given hereunder shall be in writing and shall be delivered in person or sent by telephone or facsimile transmission (but in the case of a notification by telephone, with subsequent confirmation by letter or facsimile transmission). Any notice or notification to the Company or any Subsidiary Guarantor shall be addressed to or in care of the Company at:

                  Giant Industries, Inc.
                  23733 North Scottsdale Road
                  Scottsdale, Arizona  85255
                  Attention:  General Counsel
                  Fax:  (602) 585-8985

Any notice or notification to the Purchasers shall be addressed to it or them at:

                  c/o Banc of America Securities LLC
                  9 West 57th Street
                  New York, New York 10019
                  Attention:  Capital Markets Transaction Management
                  Fax:  (212) 847-6442

Any notice or notification shall take effect at the time of receipt.

                  14. Benefit. This Agreement shall be binding upon the Purchasers, the Sellers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Sellers contained in this Agreement shall also be deemed to be for the benefit of each person referred to in Section 6(a) hereof, and (b) the representations, warranties, indemnities and agreements of the Purchasers contained in Section 11 hereof shall be deemed to be for the benefit of each person referred to in Section 6(b) hereof. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. This Agreement shall not be assigned by any party hereto without the prior written consent of the other parties hereto.

                  15. Default of One or More of the Several Purchasers. If any one or more of the several Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Delivery Date, and the aggregate number of Securities which such defaulting Purchaser or Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Purchasers, or in such other proportions as may be specified by the Purchasers with the consent of the non-defaulting Purchasers, to purchase the Securities which such defaulting Purchaser or Purchasers agreed but failed or refused to purchase on such date. If any one or more of the Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Delivery Date, and arrangements satisfactory to the Purchasers and the Sellers for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 5, Section 6 and Section 7 shall at all times be effective and shall survive such termination. In any such case either the Purchasers or the Sellers shall have the right to postpone the Delivery Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

                  As used in this Agreement, the term "Purchaser" shall be deemed to include any person substituted for a defaulting Purchaser under this
Section 15. Any action taken under this Section 15 shall not relieve any defaulting Purchaser from liability in respect of any default of such Purchaser under this Agreement.

                  16. Governing Law; Consent to Jurisdiction.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the non-exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

                  17. Miscellaneous. This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart, the executed counterparts shall together constitute a single instrument. The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. Time shall be of the essence of this Agreement.

                  If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Sellers and the Purchasers in accordance with its terms.

                                 Very truly yours,

                                 THE COMPANY:

                                 GIANT INDUSTRIES, INC.,
                                 a Delaware corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name: Mark B. Cox
                                     Title: Chief Financial Officer


                                 THE SUBSIDIARY GUARANTORS:

                                 GIANT INDUSTRIES ARIZONA, INC.,
                                 an Arizona corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name: Mark B. Cox
                                     Title: Chief Financial Officer and Director


                                 CINIZA PRODUCTION COMPANY,
                                 a New Mexico corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name: Mark B. Cox
                                     Title: Chief Financial Officer and Director


                                 GIANT STOP-N-GO OF NEW MEXICO, INC.,
                                 a New Mexico corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name: Mark B. Cox
                                     Title: Chief Financial Officer and Director

                                 GIANT FOUR CORNERS, INC.,
                                 an Arizona corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name: Mark B. Cox
                                     Title: Chief Financial Officer and Director


                                 PHOENIX FUEL CO., INC.,
                                 an Arizona corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                 Name: Mark B. Cox
                                 Title: Chief Financial Officer and Director


                                 SAN JUAN REFINING COMPANY,
                                 a New Mexico corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name: Mark B. Cox
                                     Title: Chief Financial Officer and Director


                                 GIANT MID-CONTINENT, INC.,
                                 an Arizona corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name: Mark B. Cox
                                     Title: Chief Financial Officer and Director


                                 GIANT PIPELINE COMPANY,
                                 a New Mexico corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name: Mark B. Cox
                                     Title: Chief Financial Officer and Director

                                 DEGUELLE OIL COMPANY,
                                 a Colorado corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name: Mark B. Cox
                                     Title: Chief Financial Officer and Director


                                 GIANT YORKTOWN, INC.,
                                 a Delaware corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name: Mark B. Cox
                                     Title: Chief Financial Officer and Director


                                 GIANT YORKTOWN HOLDING COMPANY,
                                 a Delaware corporation


                                 By: /s/ Mark B. Cox
                                     -------------------------------------------
                                     Name: Mark B. Cox
                                     Title: Chief Financial Officer and Director

THE PURCHASERS:

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

BANC OF AMERICA SECURITIES LLC
BNP PARIBAS SECURITIES CORP.
FLEET SECURITIES, INC.
By: Bank of America Securities LLC

By: /s/ Lily Chang
    -----------------------------------
    Name: Lily Chang
    Title: Principal

                                   SCHEDULE A

                                                                                               PRINCIPAL
PURCHASERS                                                                               AMOUNT OF SECURITIES
----------                                                                               --------------------
Banc of America Securities LLC...................................................            $150,000,000
BNP Paribas Securities Corp......................................................            $ 30,000,000
Fleet Securities, Inc. ..........................................................            $  20,000000
                                                                                             ------------
                                                                                             $200,000,000
                                                                                             ============

                                   SCHEDULE B

SUBSIDIARY GUARANTORS

GIANT INDUSTRIES ARIZONA, INC., an Arizona corporation
CINIZA PRODUCTION COMPANY, a New Mexico corporation
GIANT STOP-N-GO OF NEW MEXICO, INC., a New Mexico corporation
GIANT FOUR CORNERS, INC., an Arizona corporation
PHOENIX FUEL CO., INC., an Arizona corporation
SAN JUAN REFINING COMPANY, a New Mexico corporation
GIANT MID-CONTINENT, INC., an Arizona corporation
GIANT PIPELINE COMPANY, a New Mexico corporation
DEGUELLE OIL COMPANY, a Colorado corporation
GIANT YORKTOWN, INC., a Delaware corporation
GIANT YORKTOWN HOLDING COMPANY, a Delaware corporation